UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2013 (March 28, 2013)

VENOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123711	77-0323555
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

370 17th Street, Suite 3900
Denver, Colorado	80202-1370
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 28, 2013, Venoco, Inc. (the “Company”) entered into an amendment to its revolving credit agreement pursuant to which, among other things, the borrowing base under the facility was increased from $175 million to $270 million, subject to aggregate lender commitments of $268 million, and certain financial covenants were changed. Under the agreement as amended, the Company’s maximum permitted ratio of debt to EBITDA (as defined in the agreement) is 5.75 to 1.00 through September 30, 2013, with this ratio stepping down over time to 4.00 to 1.00 by September 30, 2014. In addition, a new financial covenant was added pursuant to which the Company’s ratio of secured debt (as defined) to EBITDA may not exceed 2.00 to 1.00 if the ratio of total debt to EBITDA exceeds 3.75 to 1.00. The Company borrowed an additional $107.0 million under the facility contemporaneously with entering into the amendment, and used those funds to repay all amounts outstanding under the second lien term loan facility ($100.3 million) and a prepayment penalty of $3.0 million. The second lien term loan facility was then terminated.

ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 1.01, and in Item 1.01 of the Current Report of the Company on Form 8-K filed on October 5, 2012, is incorporated by reference herein.

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01, and in Item 1.01 of the Current Report of the Company on Form 8-K filed on October 5, 2012, is incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1

Second Amendment and Joinder to Credit Agreement, dated as of March 28, 2012, by and among Venoco, Inc., Citibank, N.A., as administrative agent, Citigroup Global Markets, Inc., as arranger, The Bank of Nova Scotia, as syndication agent, KeyBank National Association, as documentation agent, the lenders party thereto, and certain subsidiaries of Venoco, Inc. party thereto as guarantors.

99.1

Amendment and Waiver to Credit Agreement, dated as of November 20, 2012, by and among Venoco, Inc., Citibank, N.A., as administrative agent, Citigroup Global Markets, Inc., as arranger, The Bank of Nova Scotia, as syndication agent, KeyBank National Association, as documentation agent, the lenders party thereto, and certain subsidiaries of Venoco, Inc. party thereto as guarantors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 2013

VENOCO, INC.

By:	/s/ Edward J. O’Donnell
Name:	Edward J. O’Donnell
Title:	Chief Executive Officer